UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 7, 2013

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA		17522-0457
(Address of principal executive offices)		(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2013, ENB Financial Corp (the "Company") held its 2013 Annual Meeting of Shareholders (the "Annual Meeting"). A total of 2,849,694 shares of the Company's common stock were entitled to vote as of March 8, 2013, the record date for the Annual Meeting. There were 1,817,520 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 – Election of Class A Directors

The shareholders voted to elect two (2) Class A directors to serve for a term of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes

Aaron L. Groff, Jr.	1,813,604	3,816	100

Paul M. Zimmerman, Jr.	1,795,637	21,783	100

Proposal No. 2 – A non-binding vote on the resolution to approve the Corporation’s executive compensation:

The shareholders voted to approve on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2012 Summary Compensation Table and the other related tables and narrative discussion contained in the Proxy Statement. The results of the vote were as follows:

For	Against	Abstain

1,715,519	38,036	63,965

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Proposal No. 3 – A non-binding vote on the frequency of non-binding shareholder votes on executive compensation:

The shareholders voted to recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two, or three years. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain

240,358	54,586	1,441,865	80,711

As a result of the shareholders vote, the Company will hold a non-binding shareholder vote on the compensation of the named executive officers every three years.

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Item 7.01	Regulation FD Disclosure

On May 7, 2013, Aaron L. Groff, Jr., Chief Executive Officer and President of the Registrant, as well as other members of management, gave a presentation at the Annual Meeting. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Annual Meeting Presentation Slides.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 9, 2013	/s/ Scott E. Lied
Scott E. Lied
Treasurer
(Principal Financial Officer)

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EXHIBIT INDEX

EXHIBIT NO.

99.1	Annual Meeting Presentation Slides.

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